UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 18, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

          1-4626                                    13-1534671
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   (Commission File Number)                (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

     In a report on Form 8-K dated December 18, 2007, the Registrant reported that by letter dated December 18, 2007 (the "December 8-K"), BDO Seidman, LLP ("BDO"), which served as an independent registered public accounting firm for the Registrant, notified the Registrant that the client-auditor relationship between BDO and the Registrant had ceased (a copy of such letter was filed as an exhibit to the December 8-K).

     During the years ended October 27, 2007 and October 28, 2006, and through December 18, 2007, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) between the Registrant and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure and for the foregoing periods, there were no reportable events.

     The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated January 7, 2008, is filed as an Exhibit to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

No.            Description
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16.1              Letter from BDO Seidman, LLP dated January 7, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HARVEY ELECTRONICS, INC.


Date: January 9, 2008                    /s/Joseph J. Calabrese
                                         ---------------------------------
                                         Joseph J. Calabrese
                                         Executive Vice President, Chief
                                         Financial Officer,
                                         Treasurer and Secretary

Exhibits Index.

No.            Description
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16.1              Letter from BDO Seidman, LLP dated January 7, 2008